                                                                      Exhibit 20

Chase Bank, Trustee                      Determination Date:          04-Oct-00
Manufactured Housing Contracts           Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Sep-00
                                         Lock-Out Date:                  Jun-05

Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                                        Class I A-1            Class I A-2          Class I A-3
 (a) Class I A and Class I B Distribution Amounts                       2,991,926.71            335,208.33           343,958.33

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                          503,617.52
     (b) Partial Prepayments Received                                     326,678.92
     (c) Principal Payments in Full (Scheduled Balance)                 1,726,274.94
     (d) Liquidated Contract Scheduled Balance                                  0.00
     (e) Section 3.05 Purchase Scheduled Balance                                0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)                 0.00
                                                                       -------------         -------------        -------------
 Total Principal Distribution                                           2,556,571.38                  0.00                 0.00

 (c) Interest Distribution                                                435,355.33            335,208.33           343,958.33
     Unpaid Interest Shortfall                                                  0.00                  0.00                 0.00
                                                                       -------------         -------------        -------------
 Total Interest Distribution                                              435,355.33            335,208.33           343,958.33

 (d) Beginning Class I A and Class I B Principal Balance               70,569,551.76         50,000,000.00        50,000,000.00
     Less: Principal Distribution                                       2,556,571.38                  0.00                 0.00
                                                                       -------------         -------------        -------------
     Remaining Class A and Class B Principal Balance                   68,012,980.38         50,000,000.00        50,000,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                                286,954.13           (h)                 Pool Factor
     Section 8.06 Reimbursement Amount                                          0.00           Class I A-1           0.83966642
     Section 6.02 Reimbursement Amount                                     17,583.00           Class I A-2           1.00000000
     Reimburseable Fees                                                         0.00           Class I A-3           1.00000000
                                                                       -------------           Class I A-4           1.00000000
 Total Fees Due Servicer                                                  304,537.13           Class I A-5           1.00000000
                                                                                               Class I M-1           1.00000000
                                                                                               Class I B-1           1.00000000
                                                                                               Class I B-2           1.00000000
 Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                                        Class I A-4          Class I A-5         Class I M-1
 (a) Class I A and Class I B Distribution Amounts                         339,025.04           103,817.44           84,967.38

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                       -------------        -------------       -------------
 Total Principal Distribution                                                   0.00                 0.00                0.00

 (c) Interest Distribution                                                339,025.04           103,817.44           84,967.38
     Unpaid Interest Shortfall                                                  0.00                 0.00                0.00
                                                                       -------------        -------------       -------------
 Total Interest Distribution                                              339,025.04           103,817.44           84,967.38

 (d) Beginning Class I A and Class I B Principal Balance               47,722,000.00        14,295,000.00       11,437,000.00
     Less: Principal Distribution                                               0.00                 0.00                0.00
                                                                       -------------        -------------       -------------
     Remaining Class A and Class B Principal Balance                   47,722,000.00        14,295,000.00       11,437,000.00
 (e) Fees Due Servicer
     Monthly Servicing Fee                                                                Original Balance            Rate
     Section 8.06 Reimbursement Amount                                                      81,000,000.00              6.7300%
     Section 6.02 Reimbursement Amount                                                      50,000,000.00              8.0450%
     Reimburseable Fees                                                                     50,000,000.00              8.2550%
                                                                                            47,722,000.00              8.5250%
 Total Fees Due Servicer                                                                    14,295,000.00              8.7150%
                                                                                            11,437,000.00              8.9150%
                                                                                            11,437,000.00              9.2500%
                                                                                            20,015,411.00              9.2500%
Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                    Class I B-1    Class I B-2
 (a) Class I A and Class I B Distribution Amounts      88,160.21     154,285.46

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in
        (a) through (e)
                                                   -------------  -------------
 Total Principal Distribution                               0.00           0.00
                                                                                1,884,777.52
 (c) Interest Distribution                             88,160.21     154,285.46 2,215,690.79
     Unpaid Interest Shortfall                              0.00           0.00
                                                   -------------  -------------
 Total Interest Distribution                           88,160.21     154,285.46
                                                                                                     When
 (d) Beginning Class I A and Class I B Principal
       Balance                                     11,437,000.00  20,015,411.00                      272,919,391.38
     Less: Principal Distribution                           0.00           0.00 2,556,571.38         is less than
                                                   -------------  -------------                      285,906,411.00
     Remaining Class A and Class B Principal
       Balance                                     11,437,000.00  20,015,411.00                                0.10
                                                                                                      28,590,641.10
 (e) Fees Due Servicer                                                                                We can prepay
     Monthly Servicing Fee                                                                    Rate
     Section 8.06 Reimbursement Amount                    6.6200% Libor            Class A-1  6.730%  70,569,551.76  4,749,331
     Section 6.02 Reimbursement Amount                      0.11% Spread           Class A-2  8.045%  50,000,000.00  4,022,500
     Reimburseable Fees                                                            Class A-3  8.255%  50,000,000.00  4,127,500
                                                                                   Class A-4  8.525%  47,722,000.00  4,068,301
 Total Fees Due Servicer                                                           Class A-5  8.715%  14,295,000.00  1,245,809
                                                                                   Class A-6  8.915%  11,437,000.00  1,019,609
                                                                                   Class B-1  9.250%  11,437,000.00  1,057,923
                                                                                   Class B-2  9.250%  20,015,411.00  1,851,426

                                                                                                     275,475,962.76 22,142,397 8.04%

Chase Bank, Trustee                      Determination Date:          04-Oct-00
Manufactured Housing Contracts           Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Sep-00
                                         Lock-Out Date:                  Jun-05


                                                                                        Delinquency as                    Unpaid
                                                    No. of      Unpaid Principal         of Calendar           No. of    Principal
 (f) Delinquency as of the Due Period              Contracts        Balance               Month End          Contracts    Balance


       31-59 Days Delinquent                          397         12,469,581        31-59 Days Delinquent       260      8,202,219
       60-89 Days Delinquent                           80          2,640,993        60-89 Days Delinquent       57       2,070,835
        90+ Days Delinquent                            67          2,064,221        90+ Days Delinquent         62       1,937,860

     3-Month Avg Thirty-Day Delinquency Ratio  4.32%                                3-Month Avg Thirty-Day
                                                                                      Delinquency Ratio                       3.26%
     3-Month Avg Sixty-Day Delinquency Ratio   1.41%                                3-Month Avg Sixty-Day
                                                                                      Delinquency Ratio                       1.26%

 (g) Section 3.05 Repurchases                                           0.00

 (i) Class R Distribution Amount                                        0.00           Acquisition Loss Amount
     Repossession Profits                                               0.00
                                                                                    Current Month Acquisition
                                                                                      Loss Amount                            9,826
 (j) Principal Balance of Contracts in Repossession             1,194,629.51        Cumulative Acquisition
                                                                                      Loss Amount                            9,826

 (k) Aggregate Net Liquidation Losses                                   0.00

 (l) (x) Class B-2 Formula Distribution Amount                    154,285.46
     (y) Remaining Amount Available                               485,198.73
                                                               -------------
     Amount of (x) over (y)                                             0.00

 (m) Class B-2 Liquidation Loss Amount                                  0.00

 (n) Guarantee Payment                                                  0.00

 (o) Unadvanced Shortfalls                                              0.00

                                                      No.      $

 (p) Units repossessed                                28          864,547.35

 (q) Principal Prepayments paid                                 2,052,953.86

 (r) Scheduled Principal Payments                                 503,617.52

 (s) Weighted Average Interest Rate                                    11.38%


Chase Bank, Trustee                     Determination Date             04-Oct-00
Manufactured Housing Contracts          Remittance Date:               10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B              For the Period Ended:          25-Sep-00
                                        Lock-Out Date:                    Jun-05

               Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                            4,929,412.07
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                        318,467.82

(ii)  Monthly Advance made                                                                        0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                        18,276.85
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                   1,231.24

(v)   Principal due Holders                                                                       0.00

Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                           170,758.70

(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                      19,829.98

   (ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                      0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                        0.00
   (iii) Monthly Servicing Fee                                                              286,954.13
   (iv)  Reimburseable Liquidation Expenses                                                  17,583.00
   (v)   Section 6.04(c) reimbursement                                                            0.00
   (vi)  Section 8.06 reimbursement                                                               0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                                    0.00

Total Due Servicer                                                                          304,537.13

Available Distrubution Amount-Vanderbilt                                                  4,472,393.09
Available Distrubution Amount-SubServicer-21st                                              299,869.08

To Class A and B                                                                          4,441,348.90

Monthly Excess Cashflow                                                                     330,913.27

Weighted Average Remaining Term (months)                                                        228.00

      Scheduled Balance Computation

      Prior Month Balance                                                               275,475,962.76

      Current Balance                                                 273,042,235.26
                   Adv Principal                                           42,613.14
                   Del Principal                                          165,457.02
      Pool Scheduled Balance                                                            272,919,391.38

      Principal Payments in Full                                        1,726,274.94
      Partial Prepayments                                                 326,678.92

      Scheduled Principal                                                 503,617.52

      Collateral Balance                                                                273,042,235.26

Chase Bank, Trustee                          Determination Date:       04-Oct-00
Manufactured Housing Contracts               Remittance Date:          10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-Sep-00
                                             Lock-Out Date:               Jun-05

Information for Clauses (v) through (ap), Section 7.01 -   GROUP II
                                                                      Class II A-1      Class II B-1     Class II B-2   Class II B-3
  (v) Class II A and Class II B Distribution Amounts                    825,696.59        29,385.65        28,592.15       27,266.89

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                        73,588.19
      (b) Partial Prepayments Received                                    9,966.40
      (c) Principal Payments in Full (Scheduled Balance)                466,949.73
      (d) Liquidated Contract Scheduled Balance                               0.00
      (e) Section 3.05 Purchase Scheduled Balance                             0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
      (g) Accelerated Principal Payment                                       0.00
                                                                     -------------     ------------     ------------   -------------
  Total Principal Distribution                                          550,504.32             0.00             0.00            0.00

  (x) Interest Distribution                                             275,192.27        29,385.65        28,592.15       27,266.89
      Unpaid Interest Shortfall                                               0.00             0.00             0.00            0.00
                                                                     -------------     ------------     ------------   -------------
 Total Interest Distribution                                            275,192.27        29,385.65        28,592.15       27,266.89

  (y) Beginning Class I A and Class I B Principal Balance            43,635,137.57     4,471,000.00     3,577,000.00    3,279,570.00
      Less: Principal Distribution                                      550,504.32             0.00             0.00            0.00
                                                                     -------------     ------------     ------------   -------------
      Remaining Class A and Class B Principal Balance                43,084,633.25     4,471,000.00     3,577,000.00    3,279,570.00

  (z) Fees Due Servicer                                                                                                   Original
      Monthly Servicing Fee                                              59,426.23         (ac)         Pool Factor        Balance
      Section 8.06 Reimbursement Amount                                       0.00     Class II A-1       0.89228002   48,286,000.00
      Section 6.02 Reimbursement Amount                                   6,000.00     Class II B-1       1.00000000    4,471,000.00
      Reimburseable Fees                                                      0.00     Class II B-2       1.00000000    3,577,000.00
                                                                     -------------     Class II B-3       1.00000000    3,279,570.00
 Total Fees Due Servicer                                                 65,426.23

Information for Clauses (v) through (ap), Section 7.01 -  GROUP II
  (v) Class II A and Class II B Distribution Amounts

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

  (x) Interest Distribution                                                360,436.96
      Unpaid Interest Shortfall

 Total Interest Distribution                                                          When
                                                                                        54,412,203.25
  (y) Beginning Class I A and Class I B Principal Balance                             is less than
      Less: Principal Distribution                                         550,504.32   59,613,570.00
                                                                                             X
      Remaining Class A and Class B Principal Balance                                            0.10
                                                                                         5,961,357.00
  (z) Fees Due Servicer                                                               We can prepaid
      Monthly Servicing Fee                                       Rate          Libor           Spread
      Section 8.06 Reimbursement Amount                          6.8800%       6.6200%           0.26%   43,635,138  3,002,097
      Section 6.02 Reimbursement Amount                          7.1700%                         0.55%    4,471,000    320,571
      Reimburseable Fees                                         8.7200%                         2.10%    3,577,000    311,914
                                                                 9.0700%                         2.45%    3,279,570    297,457
 Total Fees Due Servicer                                                                                ----------------------
                                                                                                         54,962,708  3,932,040 7.15%


Chase Bank, Trustee                          Determination Date:       04-Oct-00
Manufactured Housing Contracts               Remittance Date:          10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-Sep-00
                                             Lock-Out Date:               Jun-05

                                                                           Unpaid         Delinquency as                    Unpaid
                                                                No. of    Principal        of Calendar           No. of    Principal
 (aa) Delinquency as of the Due Period                        Contracts    Balance          Month End          Contracts    Balance
           31-59 Days Delinquent                                 33        1,457,868    31-59 Days Delinquent      14       662,220
           60-89 Days Delinquent                                  7          373,866    60-89 Days Delinquent       6       303,331
            90+ Days Delinquent                                   5          205,713    90+ Days Delinquent         5       205,713

      3-Month Avg Thirty-Day Delinquency Ratio       2.50%                              3-Month Avg Thirty-Day
                                                                                          Delinquency Ratio              1.18%
      3-Month Avg Sixty-Day Delinquency Ratio        0.65%                              3-Month Avg Sixty-Day
                                                                                          Delinquency Ratio              0.61%


 (ab) Section 3.05 Repurchases                                                  0.00

 (ad) Class R Distribution Amount                                         371,112.32
      Reposession Profits                                                       0.00

 (ae) Principal Balance of Contracts in Repossession                            0.00

 (af) Aggregate Net Liquidation Losses                                          0.00

 (ag) (x) Class B-3 Formula Distribution Amount                            27,266.89
      (y) Remaining Amount Available                                       40,199.05
                                                                          ----------
      Amount of (x) over (y)                                                    0.00

 (ah) Class B-2 Liquidation Loss Amount                                         0.00

 (ai) Guarantee Payment                                                         0.00

 (aj) Unadvanced Shortfalls                                                     0.00
                                                         No.          $
 (ak) Units repossessed                                    0                    0.00

 (al) Principal Prepayments paid                                          476,916.13

 (am) Scheduled Principal Payments                                         73,588.19

 (an) Weighted Average Interest Rate                                            9.97%

Chase Bank, Trustee                        Determination Date:         04-Oct-00
Manufactured Housing Contracts             Remittance Date:            10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                  For the Period Ended:       25-Sep-00
                                           Lock-Out Date:                 Jun-05

               Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                          1,033,192.82
(ii)  Monthly Advance made                                                                      0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                       3,413.63
(v)   Principal due Holders                                                                     0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                          20,039.89
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                    0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                      0.00
   (iii) Monthly Servicing Fee                                                             59,426.23
   (iv)  Reimburseable Liquidation Expenses                                                 6,000.00
   (v)   Section 6.04(c) reimbursement                                                          0.00
   (vi)  Section 8.06 reimbursement                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer                                       0.00

Total Due Servicer                                                                         65,426.23

Available Distribution Amount                                                             951,140.33
To Class A and B - Scheduled Principal and Interest                                       910,941.28

Monthly Excess Cashflow Class II                                                           40,199.05
Monthly Excess Cashflow Class I                                                           330,913.27

Accelerated Principal Payment                                                                   0.00

Weighted Average Remaining Term (months)                                                      255.00

      Scheduled Balance Computation

      Prior Month Balance                                                              57,049,182.53

      Current Balance                                          56,511,289.03
                        Adv Principal                               3,490.63
                        Del Principal                              16,101.45
      Pool Scheduled Balance                                                           56,498,678.21

      Principal Payments in Full                                  466,949.73


      Partial Prepayments                                           9,966.40

      Scheduled Principal                                          73,588.19

      Collateral Balance                                                               56,511,289.03

      Overcollateralization Amount                                                         2,086,475
      Required Overcollateralization Amount                                                2,086,475

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

Information for Clauses (a) through (s), Section 7.01 -     GROUP I
                                                                       Class I A-1      Class I A-2    Class I A-3     Class I A-4
 (a)  Class I A and Class I B Distribution Amounts                    3,051,871.70      335,208.33     343,958.33       339,025.04

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                       515,148.05
      (b) Partial Prepayments Received                                  165,733.02
      (c) Principal Payments in Full (Scheduled Balance)              1,946,792.38
      (d) Liquidated Contract Scheduled Balance                               0.00
      (e) Section 3.05 Purchase Scheduled Balance                             0.00
      (f) Previously Undistributed Shortfalls in (a)
          through (e)                                                         0.00
                                                                     -------------   -------------  -------------    -------------
 Total Principal Distribution                                         2,627,673.45            0.00           0.00             0.00

 (c)  Interest Distribution                                             424,198.25      335,208.33     343,958.33       339,025.04
      Unpaid Interest Shortfall                                               0.00            0.00           0.00             0.00
                                                                     -------------   -------------  -------------    -------------
 Total Interest Distribution                                            424,198.25      335,208.33     343,958.33       339,025.04

 (d)  Beginning Class I A and Class I B Principal Balance            73,197,225.21   50,000,000.00  50,000,000.00    47,722,000.00
      Less: Principal Distribution                                    2,627,673.45            0.00           0.00             0.00
                                                                     -------------   -------------  -------------    -------------
      Remaining Class A and Class B Principal Balance                70,569,551.76   50,000,000.00  50,000,000.00    47,722,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                             289,691.29        (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                       0.00     Class I A-1     0.87122903
      Section 6.02 Reimbursement Amount                                  74,000.00     Class I A-2     1.00000000
      Reimburseable Fees                                                      0.00     Class I A-3     1.00000000
                                                                                       Class I A-4     1.00000000
 Total Fees Due Servicer                                                363,691.29     Class I A-5     1.00000000
                                                                                       Class I M-1     1.00000000
                                                                                       Class I B-1     1.00000000
                                                                                       Class I B-2     1.00000000
Information for Clauses (a) through (s), Section 7.01 -     GROUP I
                                                                       Class I A-5       Class I M-1     Class I B-1    Class I B-2
 (a)  Class I A and Class I B Distribution Amounts                      103,817.44        84,967.38       88,160.21      154,285.46

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a)
          through (e)
                                                                     -------------    -------------   -------------   -------------
 Total Principal Distribution                                                 0.00             0.00            0.00            0.00

 (c)  Interest Distribution                                             103,817.44        84,967.38       88,160.21      154,285.46
      Unpaid Interest Shortfall                                               0.00             0.00            0.00            0.00
                                                                     -------------    -------------   -------------   -------------
 Total Interest Distribution                                            103,817.44        84,967.38       88,160.21      154,285.46

 (d)  Beginning Class I A and Class I B Principal Balance            14,295,000.00    11,437,000.00   11,437,000.00   20,015,411.00
      Less: Principal Distribution                                            0.00             0.00            0.00            0.00
                                                                     -------------    -------------   -------------   -------------
      Remaining Class A and Class B Principal Balance                14,295,000.00    11,437,000.00   11,437,000.00   20,015,411.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                         Original Balance          Rate
      Section 8.06 Reimbursement Amount                              81,000,000.00          6.7300%         6.6200%   Libor
      Section 6.02 Reimbursement Amount                              50,000,000.00          8.0450%           0.11%   Spread
      Reimburseable Fees                                             50,000,000.00          8.2550%
                                                                     47,722,000.00          8.5250%
 Total Fees Due Servicer                                             14,295,000.00          8.7150%
                                                                     11,437,000.00          8.9150%
                                                                     11,437,000.00          9.2500%
                                                                     20,015,411.00          9.2500%
Information for Clauses (a) through (s), Section 7.01 -     GROUP I

 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                      1,873,620.44
 (c)  Interest Distribution                                           2,073,449.04
      Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                         when
 (d)  Beginning Class I A and Class I B Principal Balance                                    275,475,962.76
      Less: Principal Distribution                                    2,627,673.45       is less than
                                                                                             285,906,411.00
      Remaining Class A and Class B Principal Balance                                                  0.10
                                                                                              28,590,641.10
 (e)  Fees Due Servicer                                                                   We can prepay
      Monthly Servicing Fee                                                      Rate
      Section 8.06 Reimbursement Amount                                  Class A-1  6.730%    73,197,225.21    4,926,173
      Section 6.02 Reimbursement Amount                                  Class A-2  8.045%    50,000,000.00    4,022,500
      Reimburseable Fees                                                 Class A-3  8.255%    50,000,000.00    4,127,500
                                                                         Class A-4  8.525%    47,722,000.00    4,068,301
 Total Fees Due Servicer                                                 Class A-5  8.715%    14,295,000.00    1,245,809
                                                                         Class A-6  8.915%    11,437,000.00    1,019,609
                                                                         Class B-1  9.250%    11,437,000.00    1,057,923
                                                                         Class B-2  9.250%    20,015,411.00    1,851,426

                                                                                             278,103,636.21   22,319,240     8.03%

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

                                                                     Unpaid           Delinquency as                     Unpaid
                                                        No. of      Principal          of Calendar          No. of      Principal
                                                       Contracts     Balance            Month End          Contracts      Balance
 (f)  Delinquency as of the Due Period                                             31-59 Days Delinquent       296       9,233,708
                                                                                   60-89 Days Delinquent        78       2,446,842
      31-59 Days Delinquent                             369         11,529,866     90+ Days Delinquent          41       1,263,354
      60-89 Days Delinquent                              91          2,727,705
      90+ Days Delinquent                                51          1,574,583     3-Month Avg Thirty-Day
                                                                                     Delinquency Ratio                   2.83%
      3-Month Avg Thirty-Day Delinquency Ratio   3.72%                             3-Month Avg Sixty-Day
      3-Month Avg Sixty-Day Delinquency Ratio    1.10%                               Delinquency Ratio                   0.99%

 (g)  Section 3.05 Repurchases                                            0.00

 (i)  Class R Distribution Amount                                         0.00
      Reposession Profits                                                 0.00         Acquistion Loss Amount

 (j)  Principal Balance of Contracts in Repossession                455,013.12     Current Month Acquisition Loss Amount         0
                                                                                   Cumulative Acquisition Loss Amount            0
 (k)  Aggregate Net Liquidation Losses                                    0.00

 (l)  (x) Class B-2 Formula Distribution Amount                     154,285.46
      (y) Remaining Amount Available                                354,114.06
                                                                  ------------
      Amount of (x) over (y)                                              0.00

 (m)  Class B-2 Liquidation Loss Amount                                   0.00

 (n)  Guarantee Payment                                                   0.00

 (o)  Unadvanced Shortfalls                                               0.00

                                                              No.      $
 (p)  Units repossessed                                        11   277,616.49

 (q)  Principal Prepayments paid                                  2,112,525.40

 (r)  Scheduled Principal Payments                                  515,148.05

 (s)  Weighted Average Interest Rate                                     11.39%

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

                     Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt             4,868,245.98
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st         397,533.79

(ii)  Monthly Advance made                                                         0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                         17,212.76
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                    1,406.75
(iii) Section 5.05 Certificate Fund Income-SubServicer-CC
(v)   Principal due Holders                                                        0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                              203,369.15
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                         16,216.35


(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                       0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                         0.00
   (iii) Monthly Servicing Fee                                               289,691.29
   (iv)  Reimburseable Liquidation Expenses                                   74,000.00
   (v)   Section 6.04 (c) reimbursement                                            0.00
   (vi)  Section 8.06 reimbursement                                                0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                     0.00

Total Due Servicer                                                           363,691.29

Available Distrubution Amount-Vanderbilt                                   4,318,398.30
Available Distrubution Amount-SubServicer-21st                               382,724.19

To Class A and B                                                           4,501,293.89

Monthly Excess Cashflow                                                      199,828.60

Weighted Average Remaining Term (months)                                         229.00

      Scheduled Balance Computation

      Prior Month Balance                                                278,103,636.21


      Current Balance                              275,579,084.79
         Adv Principal                                  46,146.59
         Del Principal                                 149,268.62
      Pool Scheduled Balance                                             275,475,962.76


      Principal Payments in Full                     1,946,792.38
      Partial Prepayments                              165,733.02

      Scheduled Principal                              515,148.05

      Collateral Balance                                                 275,579,084.79

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

Information for Clauses (v) through (ap), Section 7.01 -              GROUP II
                                                                                     Class II A-1     Class II B-1    Class II B-2
  (v)   Class II A and Class II B Distribution Amounts                                839,548.48       27,604.70        26,859.30

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due                                                    89,014.99
        (b) Partial Prepayments Received                                               14,920.04
        (c) Principal Payments in Full (Scheduled Balance)                            473,677.47
        (d) Liquidated Contract Scheduled Balance                                           0.00
        (e) Section 3.05 Purchase Scheduled Balance                                         0.00
        (f) Previously Undistributed Shortfalls in (a) through (e)                          0.00
        (g) Accelerated Principal Payment                                                   0.00
                                                                                   -------------    ------------     ------------
 Total Principal Distribution                                                         577,612.50            0.00             0.00

  (x)   Interest Distribution                                                         261,935.98       27,604.70        26,859.30
        Unpaid Interest Shortfall                                                           0.00            0.00             0.00
                                                                                   -------------    ------------     ------------
 Total Interest Distribution                                                          261,935.98       27,604.70        26,859.30


  (y)   Beginning Class I A and Class I B Principal Balance                        44,212,750.07    4,471,000.00     3,577,000.00
        Less: Principal Distribution                                                  577,612.50            0.00             0.00
                                                                                   -------------    ------------     ------------
        Remaining Class A and Class B Principal Balance                            43,635,137.57    4,471,000.00     3,577,000.00

  (z)   Fees Due Servicer
        Monthly Servicing Fee                                                          60,027.91    (ac)              Pool Factor
        Section 8.06 Reimbursement Amount                                                   0.00    Class II A-1       0.90368093
        Section 6.02 Reimbursement Amount                                               8,000.00    Class II B-1       1.00000000
        Reimburseable Fees                                                                  0.00    Class II B-2       1.00000000
                                                                                                    Class II B-3       1.00000000
                                                                                   -------------
 Total Fees Due Servicer                                                               68,027.91

Information for Clauses (v) through (ap), Section 7.01 -              GROUP II
                                                                                   Class II B-3
  (v)   Class II A and Class II B Distribution Amounts                                 25,614.35

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
        (g) Accelerated Principal Payment
                                                                                    ------------
 Total Principal Distribution                                                               0.00

  (x)   Interest Distribution                                                          25,614.35                 342,014.33
        Unpaid Interest Shortfall                                                           0.00
                                                                                    ------------
 Total Interest Distribution                                                           25,614.35


  (y)   Beginning Class I A and Class I B Principal Balance                         3,279,570.00
        Less: Principal Distribution                                                        0.00                 577,612.50
                                                                                    ------------
        Remaining Class A and Class B Principal Balance                             3,279,570.00

  (z)   Fees Due Servicer
        Monthly Servicing Fee                                                    Original Balance       Rate        Libor
        Section 8.06 Reimbursement Amount                                          48,286,000.00       6.8800%      6.6200%
        Section 6.02 Reimbursement Amount                                           4,471,000.00       7.1700%
        Reimburseable Fees                                                          3,577,000.00       8.7200%
                                                                                    3,279,570.00       9.0700%

 Total Fees Due Servicer

Information for Clauses (v) through (ap), Section 7.01 -              GROUP II
  (v)   Class II A and Class II B Distribution Amounts

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
        (g) Accelerated Principal Payment

 Total Principal Distribution

  (x)   Interest Distribution
        Unpaid Interest Shortfall

 Total Interest Distribution                                                When
                                                                               54,962,707.57

  (y)   Beginning Class I A and Class I B Principal Balance                 is less than
        Less: Principal Distribution                                           59,613,570.00
                                                                                   X
        Remaining Class A and Class B Principal Balance                                 0.10
                                                                                5,961,357.00
  (z)   Fees Due Servicer                                                     We can prepaid
        Monthly Servicing Fee                                                       Spread
        Section 8.06 Reimbursement Amount                                              0.26%      44,212,750    3,041,837
        Section 6.02 Reimbursement Amount                                              0.55%       4,471,000      320,571
        Reimburseable Fees                                                             2.10%       3,577,000      311,914
                                                                                       2.45%       3,279,570      297,457
                                                                                                  -----------------------
 Total Fees Due Servicer                                                                          55,540,320    3,971,779    7.15%

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

                                                                           Unpaid          Delinquency as                   Unpaid
                                                              No. of      Principal         of Calendar           No. of   Principal
 (aa)   Delinquency as of the Due Period                     Contracts     Balance           Month End          Contracts   Balance
             31-59 Days Delinquent                              32        1,517,796     31-59 Days Delinquent       17      845,786
             60-89 Days Delinquent                               6          176,332     60-89 Days Delinquent        6      176,332
              90+ Days Delinquent                                2          115,047     90+ Days Delinquent          2      115,047

        3-Month Avg Thirty-Day Delinquency Ratio      2.03%                             3-Month Avg Thirty-Day
        3-Month Avg Sixty-Day Delinquency Ratio       0.35%                               Delinquency Ratio                    0.89%
                                                                                        3-Month Avg Sixty-Day
 (ab)   Section 3.05 Repurchases                                               0.00       Delinquency Ratio                    0.36%

 (ad)   Class R Distribution Amount                                      251,806.55
        Reposession Profits                                                    0.00

 (ae)   Principal Balance of Contracts in Repossession                         0.00

 (af)   Aggregate Net Liquidation Losses                                       0.00

 (ag)   (x) Class B-3 Formula Distribution Amount                         25,614.35
        (y) Remaining Amount Available                                    51,977.95
                                                                        -----------
        Amount of (x) over (y)                                                 0.00

 (ah)   Class B-2 Liquidation Loss Amount                                      0.00

 (ai)   Guarantee Payment                                                      0.00

 (aj)   Unadvanced Shortfalls                                                  0.00
                                                                       $
 (ak)   Units repossessed                                                      0.00

 (al)   Principal Prepayments paid                                       488,597.51

 (am)   Scheduled Principal Payments                                      89,014.99

 (an)   Weighted Average Interest Rate                                        9.98%

Chase Bank, Trustee                      Determination Date:          01-Sep-00
Manufactured Housing Contracts           Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Aug-00
                                         Lock-Out Date:                  Jun-05

                       Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                                      1,059,184.22
(ii)  Monthly Advance made                                                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                                   3,641.34
(v)   Principal due Holders                                                                                 0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                                      23,192.87
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                  0.00
   (iii) Monthly Servicing Fee                                                                         60,027.91
   (iv)  Reimburseable Liquidation Expenses                                                             8,000.00
   (v)   Section 6.04 (c) reimbursement                                                                     0.00
   (vi)  Section 8.06 reimbursement                                                                         0.00
   (vii) Amounts not required to be deposited-SubServicer                                                   0.00

Total Due Servicer                                                                                     68,027.91

Available Distrubution Amount                                                                         971,604.78
To Class A and B - Scheduled Principal and Interest                                                   919,626.83

Monthly Excess Cashflow Class II                                                                       51,977.95
Monthly Excess Cashflow Class I                                                                       199,828.60

Accelerated Principal Payment                                                                               0.00

Weighted Average Remaining Term (months)                                                                  255.00

        Scheduled Balance Computation

        Prior Month Balance                                                                        57,626,795.03

        Current Balance                                                     57,062,177.91
                           Adv Principal                                         3,668.40
                           Del Principal                                        16,663.78
        Pool Scheduled Balance                                                                     57,049,182.53

        Principal Payments in Full                                             473,677.47
        Partial Prepayments                                                     14,920.04

        Scheduled Principal                                                     89,014.99

        Collateral Balance                                                                         57,062,177.91

        Overcollateralization Amount                                                                   2,086,475
        Required Overcollateralization Amount                                                          2,086,475

Chase Bank, Trustee                      Determination Date:          02-Aug-00
Manufactured Housing Contracts           Remittance Date:             07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Jul-00
                                         Lock-Out Date:                  Jun-04

Information for Clauses (a) through (s), Section 7.01 -              GROUP I
                                                                                  Class I A-1      Class I A-2       Class I A-3
     (a)      Class I A and Class I B Distribution Amounts                       2,467,213.46      335,208.33        343,958.33

     (b)      Formula Principal Distribution Amount
              (a) Scheduled Principal Due                                          500,389.40
              (b) Partial Prepayments Received                                      63,798.50
              (c) Principal Payments in Full (Scheduled Balance)                 1,466,411.62
              (d) Liquidated Contract Scheduled Balance                                  0.00
              (e) Section 3.05 Purchase Scheduled Balance                                0.00
              (f) Previously Undistributed Shortfalls in (a) through (e)                 0.00
                                                                                -------------    -------------     -------------
 Total Principal Distribution                                                    2,030,599.52             0.00              0.00

     (c)      Interest Distribution                                                436,613.94       335,208.33        343,958.33
              Unpaid Interest Shortfall                                                  0.00             0.00              0.00
                                                                                -------------    -------------     -------------
 Total Interest Distribution                                                       436,613.94       335,208.33        343,958.33

     (d)      Beginning Class I A and Class I B Principal Balance               75,227,824.73    50,000,000.00     50,000,000.00
              Less: Principal Distribution                                       2,030,599.52             0.00              0.00
                                                                                -------------    -------------     -------------
              Remaining Class A and Class B Principal Balance                   73,197,225.21    50,000,000.00     50,000,000.00

     (e)      Fees Due Servicer
              Monthly Servicing Fee                                                291,806.50          (h)           Pool Factor
              Section 8.06 Reimbursement Amount                                          0.00      Class I A-1        0.90366945
              Section 6.02 Reimbursement Amount                                     18,000.00      Class I A-2        1.00000000
              Reimburseable Fees                                                         0.00      Class I A-3        1.00000000
                                                                                                   Class I A-4        1.00000000
                                                                                -------------      Class I A-5        1.00000000
 Total Fees Due Servicer                                                           309,806.50      Class I M-1        1.00000000
                                                                                                   Class I B-1        1.00000000
                                                                                                   Class I B-2        1.00000000
Information for Clauses (a) through (s), Section 7.01 -              GROUP I
                                                                                   Class I A-4       Class I A-5      Class I M-1
     (a)      Class I A and Class I B Distribution Amounts                          339,025.04        103,817.44         84,967.38

     (b)      Formula Principal Distribution Amount
              (a) Scheduled Principal Due
              (b) Partial Prepayments Received
              (c) Principal Payments in Full (Scheduled Balance)
              (d) Liquidated Contract Scheduled Balance
              (e) Section 3.05 Purchase Scheduled Balance
              (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                                  -------------     -------------   -------------
 Total Principal Distribution                                                              0.00              0.00            0.00

     (c)      Interest Distribution                                                  339,025.04        103,817.44       84,967.38
              Unpaid Interest Shortfall                                                    0.00              0.00            0.00
                                                                                  -------------     -------------   -------------
 Total Interest Distribution                                                         339,025.04        103,817.44       84,967.38

     (d)      Beginning Class I A and Class I B Principal Balance                 47,722,000.00     14,295,000.00   11,437,000.00
              Less: Principal Distribution                                                 0.00              0.00            0.00
                                                                                  -------------     -------------   -------------
              Remaining Class A and Class B Principal Balance                     47,722,000.00     14,295,000.00   11,437,000.00

     (e)      Fees Due Servicer
              Monthly Servicing Fee                                                               Original Balance          Rate
              Section 8.06 Reimbursement Amount                                                     81,000,000.00         6.7400%
              Section 6.02 Reimbursement Amount                                                     50,000,000.00         8.0450%
              Reimburseable Fees                                                                    50,000,000.00         8.2550%
                                                                                                    47,722,000.00         8.5250%
 Total Fees Due Servicer                                                                            14,295,000.00         8.7150%
                                                                                                    11,437,000.00         8.9150%
                                                                                                    11,437,000.00         9.2500%
                                                                                                    20,015,411.00         9.2500%
Information for Clauses (a) through (s), Section 7.01 -              GROUP I
                                                                                   Class I B-1       Class I B-2
     (a)      Class I A and Class I B Distribution Amounts                           88,160.21        154,285.46

     (b)      Formula Principal Distribution Amount
              (a) Scheduled Principal Due
              (b) Partial Prepayments Received
              (c) Principal Payments in Full (Scheduled Balance)
              (d) Liquidated Contract Scheduled Balance
              (e) Section 3.05 Purchase Scheduled Balance
              (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                                -------------      -------------
 Total Principal Distribution                                                            0.00               0.00
                                                                                                                     1,886,036.13
     (c)      Interest Distribution                                                 88,160.21         154,285.46     2,089,125.69
              Unpaid Interest Shortfall                                                  0.00               0.00
                                                                                -------------      -------------
 Total Interest Distribution                                                        88,160.21         154,285.46

     (d)      Beginning Class I A and Class I B Principal Balance               11,437,000.00      20,015,411.00
              Less: Principal Distribution                                               0.00               0.00     2,030,599.52
                                                                                -------------      -------------
              Remaining Class A and Class B Principal Balance                   11,437,000.00      20,015,411.00

     (e)      Fees Due Servicer
              Monthly Servicing Fee
              Section 8.06 Reimbursement Amount                                       6.6300%      Libor                 Class A-1
              Section 6.02 Reimbursement Amount                                         0.11%     Spread                 Class A-2
              Reimburseable Fees                                                                                         Class A-3
                                                                                                                         Class A-4
 Total Fees Due Servicer                                                                                                 Class A-5
                                                                                                                         Class A-6
                                                                                                                         Class B-1
                                                                                                                         Class B-2
Information for Clauses (a) through (s), Section 7.01 -              GROUP I
     (a)      Class I A and Class I B Distribution Amounts

     (b)      Formula Principal Distribution Amount
              (a) Scheduled Principal Due
              (b) Partial Prepayments Received
              (c) Principal Payments in Full (Scheduled Balance)
              (d) Liquidated Contract Scheduled Balance
              (e) Section 3.05 Purchase Scheduled Balance
              (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution

     (c)      Interest Distribution
              Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                             When
     (d)      Beginning Class I A and Class I B Principal Balance                            278,103,636.21
              Less: Principal Distribution                                               is less than
                                                                                             285,906,411.00
              Remaining Class A and Class B Principal Balance                                          0.10
                                                                                              28,590,641.10
     (e)      Fees Due Servicer                                                              We can prepay
              Monthly Servicing Fee                                              Rate
              Section 8.06 Reimbursement Amount                                     6.740%    75,227,824.73    5,070,355
              Section 6.02 Reimbursement Amount                                     8.045%    50,000,000.00    4,022,500
              Reimburseable Fees                                                    8.255%    50,000,000.00    4,127,500
                                                                                    8.525%    47,722,000.00    4,068,301
 Total Fees Due Servicer                                                            8.715%    14,295,000.00    1,245,809
                                                                                    8.915%    11,437,000.00    1,019,609
                                                                                    9.250%    11,437,000.00    1,057,923
                                                                                    9.250%    20,015,411.00    1,851,426

                                                                                             280,134,235.73   22,463,422    8.02%

Chase Bank, Trustee                      Determination Date:          02-Aug-00
Manufactured Housing Contracts           Remittance Date:             07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Jul-00
                                         Lock-Out Date:                  Jun-04

                                                                             Unpaid         Delinquency as                 Unpaid
                                                                 No. of     Principal        of Calendar        No. of    Principal
     (f)      Delinquency as of the Due Period                 Contracts     Balance          Month End        Contracts   Balance

               31-59 Days Delinquent                              384       11,737,471    31-59 Days Delinquent    313     9,493,242
               60-89 Days Delinquent                               54        1,647,006    60-89 Days Delinquent    56      1,691,751
                90+ Days Delinquent                                32        1,015,805    90+ Days Delinquent      32      1,007,413

              3-Month Avg Thirty-Day Delinquency Ratio    3.18%                           3-Month Avg Thirty-Day
              3-Month Avg Sixty-Day Delinquency Ratio     0.74%                             Delinquency Ratio                   2.61
                                                                                          3-Month Avg Sixty-Day
                                                                                            Delinquency Ratio                   0.72
     (g)      Section 3.05 Repurchases                                            0.00

     (i)      Class R Distribution Amount                                         0.00
              Reposession Profits                                                 0.00
                                                                                          Acquistion Loss Amount
     (j)      Principal Balance of Contracts in Repossession                257,096.68
                                                                                          Current Month Acquisition Loss Amount    0
     (k)      Aggregate Net Liquidation Losses                                    0.00    Cumulative Acquisition Loss Amount       0

     (l)      (x) Class B-2 Formula Distribution Amount                     154,285.46
              (y) Remaining Amount Available                                357,375.02
                                                                         -------------
              Amount of (x) over (y)                                              0.00

     (m)      Class B-2 Liquidation Loss Amount                                   0.00

     (n)      Guarantee Payment                                                   0.00

     (o)      Unadvanced Shortfalls                                               0.00

                                                            No.         $
     (p)      Units repossessed                              6              152,554.46

     (q)      Principal Prepayments paid                                  1,530,210.12

     (r)      Scheduled Principal Payments                                  500,389.40

     (s)      Weighted Average Interest Rate                                     11.39%

Chase Bank, Trustee                      Determination Date:          02-Aug-00
Manufactured Housing Contracts           Remittance Date:             07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:        25-Jul-00
                                         Lock-Out Date:                  Jun-04



           Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt            4,324,932.49
      Certificate Account Balance at Monthly Cutoff-                        287,208.77
      SubServicer-21st                                                      287,208.77
(ii)  Monthly Advance made                                                        0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                        17,622.88
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                   1,329.62
(iii) Section 5.05 Certificate Fund Income-SubServicer-CC
(v)   Principal due Holders                                                       0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                            197,894.21
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                        3,667.84


(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                      0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                        0.00
   (iii) Monthly Servicing Fee                                              291,806.50
   (iv)  Reimburseable Liquidation Expenses                                  18,000.00
   (v)   Section 6.04 (c) reimbursement                                           0.00
   (vi)  Section 8.06 reimbursement                                               0.00
   (vii) Amounts not required to be deposited-
         SubServicer-21st                                                         0.00
Total Due Servicer                                                          309,806.50

Available Distrubution Amount-Vanderbilt                                  3,834,854.66
Available Distrubution Amount-SubServicer-21st                              284,870.55

To Class A and B                                                          3,916,635.65

Monthly Excess Cashflow                                                     203,089.56

Weighted Average Remaining Term (months)                                        230.00

              Scheduled Balance Computation

              Prior Month Balance                                       280,134,235.73


              Current Balance                       278,201,843.97
              Adv Principal                              38,542.46
              Del Principal                             136,750.22
              Pool Scheduled Balance                                    278,103,636.21

              Principal Payments in Full              1,466,411.62
              Partial Prepayments                        63,798.50

              Scheduled Principal                       500,389.40

              Collateral Balance                                        278,201,843.97

Chase Bank, Trustee                      Determination Date:           02-Aug-00
Manufactured Housing Contracts           Remittance Date:              07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Jul-00
                                         Lock-Out Date:                   Jun-04

Information for Clauses (v) through (ap), Section 7.01 -     GROUP II
                                                                               Class II A-1          Class II B-1      Class II B-2
  (v) Class II A and Class II B Distribution Amounts                             954,036.26            27,643.20         26,890.10

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                                 65,885.20
      (b) Partial Prepayments Received                                            99,546.59
      (c) Principal Payments in Full (Scheduled Balance)                         367,248.52
      (d) Liquidated Contract Scheduled Balance                                        0.00
      (e) Section 3.05 Purchase Scheduled Balance                                      0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)                       0.00
      (g) Accelerated Principal Payment                                          154,959.44
                                                                              -------------         ------------      ------------
 Total Principal Distribution                                                    687,639.75                 0.00              0.00

  (x) Interest Distribution                                                      266,396.51            27,643.20         26,890.10
      Unpaid Interest Shortfall                                                        0.00                 0.00              0.00
                                                                              -------------         ------------      ------------
 Total Interest Distribution                                                     266,396.51            27,643.20         26,890.10

  (y) Beginning Class I A and Class I B Principal Balance                     44,900,389.82         4,471,000.00      3,577,000.00
      Less: Principal Distribution                                               687,639.75                 0.00              0.00
                                                                              -------------         ------------      ------------
      Remaining Class A and Class B Principal Balance                         44,212,750.07         4,471,000.00      3,577,000.00

  (z) Fees Due Servicer
      Monthly Servicing Fee                                                            0.00            (ac)            Pool Factor
      Section 8.06 Reimbursement Amount                                                0.00         Class II A-1        0.91564325
      Section 6.02 Reimbursement Amount                                                0.00         Class II B-1        1.00000000
      Reimburseable Fees                                                               0.00         Class II B-2        1.00000000
                                                                              -------------         Class II B-3        1.00000000
 Total Fees Due Servicer                                                               0.00



Information for Clauses (v) through (ap), Section 7.01 -  GROUP II

                                                          Class II B-3
  (v) Class II A and Class II B Distribution Amounts        25,642.59
  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a)
          through (e)
      (g) Accelerated Principal Payment
                                                        -------------
 Total Principal Distribution                                    0.00

  (x) Interest Distribution                                 25,642.59        346,572.40
      Unpaid Interest Shortfall                                  0.00
                                                        -------------
 Total Interest Distribution                                25,642.59                     When
                                                                                         55,540,320.07
  (y) Beginning Class I A and Class I B Principal
      Balance                                            3,279,570.00                     is less than
      Less: Principal Distribution                               0.00        687,639.75  59,613,570.00
                                                        -------------                         X
      Remaining Class A and Class B Principal Balance    3,279,570.00                             0.10
                                                                                          5,961,357.00
  (z) Fees Due Servicer                                    Original                     We can prepaid
      Monthly Servicing Fee                                Balance      Rate    Libor          Spread
      Section 8.06 Reimbursement Amount                 48,286,000.00  6.8900%   6.6300%          0.26%  44,900,390  3,093,637
      Section 6.02 Reimbursement Amount                  4,471,000.00  7.1800%                    0.55%   4,471,000    321,018
      Reimburseable Fees                                 3,577,000.00  8.7300%                    2.10%   3,577,000    312,272
                                                         3,279,570.00  9.0800%                    2.45%   3,279,570    297,785
      Total Fees Due Servicer                                                                            ---------------------
                                                                                                         56,227,960  4,024,712 7.16%



Chase Bank, Trustee                      Determination Date:           02-Aug-00
Manufactured Housing Contracts           Remittance Date:              07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Jul-00
                                         Lock-Out Date:                   Jun-04

                                                                              Unpaid       Delinquency as                   Unpaid
                                                           No. of            Principal      of Calendar           No. of   Principal
 (aa) Delinquency as of the Due Period                   Contracts            Balance        Month End          Contracts   Balance
           31-59 Days Delinquent                            31               1,296,619    31-59 Days Delinquent     13       511,370
           60-89 Days Delinquent                             4                 190,497    60-89 Days Delinquent      3       158,917
            90+ Days Delinquent                              1                  51,638    90+ Days Delinquent        2        83,217

      3-Month Avg Thirty-Day Delinquency Ratio    1.40%                                   3-Month Avg Thirty-Day
                                                                                            Delinquency Ratio               0.59%
      3-Month Avg Sixty-Day Delinquency Ratio     0.18%                                   3-Month Avg Sixty-Day
                                                                                            Delinquency Ratio               0.19%


 (ab) Section 3.05 Repurchases                                                    0.00

 (ad) Class R Distribution Amount                                            48,489.12
      Reposession Profits                                                         0.00

 (ae) Principal Balance of Contracts in
      Repossession                                                                0.00

 (af) Aggregate Net Liquidation Losses                                            0.00

 (ag) (x) Class B-3 Formula Distribution Amount                              25,642.59
      (y) Remaining Amount Available                                            359.00
                                                                           -----------
      Amount of (x) over (y)                                                 25,283.59

 (ah) Class B-2 Liquidation Loss Amount                                           0.00

 (ai) Guarantee Payment                                                           0.00

 (aj) Unadvanced Shortfalls                                                $      0.00
                                                                     No.
 (ak) Units repossessed                                               0           0.00

 (al) Principal Prepayments paid                                            466,795.11

 (am) Scheduled Principal Payments                                           65,885.20

 (an) Weighted Average Interest Rate                                              9.98%

Chase Bank, Trustee                          Determination Date:       02-Aug-00
Manufactured Housing Contracts               Remittance Date:          07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-Jul-00
                                             Lock-Out Date:               Jun-04

                  Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                             876,022.95
(ii)  Monthly Advance made                                                                       0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                        3,588.76
(v)   Principal due Holders                                                                      0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                                0.00
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                     0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                       0.00
   (iii) Monthly Servicing Fee                                                                   0.00
   (iv)  Reimburseable Liquidation Expenses                                                      0.00
   (v)   Section 6.04(c) reimbursement                                                           0.00
   (vi)  Section 8.06 reimbursement                                                              0.00
   (vii) Amounts not required to be deposited-SubServicer                                        0.00

Total Due Servicer                                                                               0.00

Available Distrubution Amount                                                               879,611.71
To Class A and B - Scheduled Principal and Interest                                         879,252.71

Monthly Excess Cashflow Class II                                                                359.00
Monthly Excess Cashflow Class I                                                             203,089.56

Accelerated Principal Payment                                                               154,959.44

Weighted Average Remaining Term (months)                                                        256.00

     Scheduled Balance Computation

     Prior Month Balance                                                                 58,159,475.34

     Current Balance                                            57,629,627.12
                       Adv Principal                                     0.00
                       Del Principal                                 2,832.09
     Pool Scheduled Balance                                                              57,626,795.03

     Principal Payments in Full                                    367,248.52
     Partial Prepayments                                            99,546.59

     Scheduled Principal                                            65,885.20

     Collateral Balance                                                                  57,629,627.12

     Overcollateralization Amount                                                            2,086,475
     Required Overcollateralization Amount                                                   2,086,475

Chase Bank, Trustee                      Determination Date            03-Jul-00
Manufactured Housing Contracts           Remittance Date:              07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B               For the Period End:           25-Jun-00
                                         Lock-Out Date:                   Jun-04

Information for Clauses (a) through (s), Section 7.01-  GROUP I
                                                                  Class I A-1       Class I A-2        Class I A-3      Class I A-4
 (a) Class I A and Class I B Distribution Amounts               2,961,568.24          335,208.33         343,958.33       339,025.04

 (b) Formula Principal Distribution Amount
   (a) Scheduled Principal Due                                    518,998.15
   (b) Partial Prepayments Received                               256,282.32
   (c) Principal Payments in Full (Scheduled Balance)           1,750,060.12
   (d) Liquidated Contract Scheduled Balance                            0.00
   (e) Section 3.05 Purchase Scheduled Balance                          0.00
   (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
                                                               -------------       -------------      -------------    -------------
 Total Principal Distribution                                   2,525,340.59                0.00               0.00             0.00

 (c) Interest Distribution                                        436,227.65          335,208.33         343,958.33       339,025.04
     Unpaid Interest Shortfall                                          0.00                0.00               0.00             0.00
                                                               -------------       -------------      -------------    -------------
 Total Interest Distribution                                      436,227.65          335,208.33         343,958.33       339,025.04

 (d) Beginning Class I A and Class I B Principal Balance       77,753,165.32       50,000,000.00      50,000,000.00    47,722,000.00
     Less: Principal Distribution                               2,525,340.59                0.00               0.00             0.00
                                                               -------------       -------------      -------------    -------------
     Remaining Class A and Class B Principal Balance           75,227,824.73       50,000,000.00      50,000,000.00    47,722,000.00
 (e) Fees Due Servicer
     Monthly Servicing Fee                                              0.00          (h)             Pool Factor
     Section 8.06 Reimbursement Amount                                  0.00         Class I A-1         0.92873858
     Section 6.02 Reimbursement Amount                                  0.00         Class I A-2         1.00000000
     Reimburseable Fees                                                 0.00         Class I A-3         1.00000000
                                                               -------------         Class I A-4         1.00000000
 Total Fees Due Servicer                                                0.00         Class I A-5         1.00000000
                                                                                     Class I M-1         1.00000000
                                                                                     Class I B-1         1.00000000
                                                                                     Class I B-2         1.00000000

Information for Clauses (a) through (s), Section 7.01-  GROUP I

                                                                 Class I A-5       Class I M-1        Class I B-1       Class I B-2
 (a) Class I A and Class I B Distribution Amounts                  103,817.44         84,967.38         88,160.21         154,285.46

 (b) Formula Principal Distribution Amount
   (a) Scheduled Principal Due
   (b) Partial Prepayments Received
   (c) Principal Payments in Full (Scheduled Balance)
   (d) Liquidated Contract Scheduled Balance
   (e) Section 3.05 Purchase Scheduled Balance
   (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                -------------     -------------     -------------      -------------
 Total Principal Distribution                                            0.00              0.00              0.00               0.00

 (c) Interest Distribution                                         103,817.44         84,967.38         88,160.21         154,285.46
     Unpaid Interest Shortfall                                           0.00              0.00              0.00               0.00
                                                                -------------     -------------     -------------      -------------
 Total Interest Distribution                                       103,817.44         84,967.38         88,160.21         154,285.46

 (d) Beginning Class I A and Class I B Principal Balance        14,295,000.00     11,437,000.00     11,437,000.00      20,015,411.00
     Less: Principal Distribution                                        0.00              0.00              0.00               0.00
                                                                -------------     -------------     -------------      -------------
     Remaining Class A and Class B Principal Balance            14,295,000.00     11,437,000.00     11,437,000.00      20,015,411.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                    Original Balance             Rate
     Section 8.06 Reimbursement Amount                          81,000,000.00            6.7325%           6.6225%      Libor
     Section 6.02 Reimbursement Amount                          50,000,000.00            8.0450%             0.11%      Spread
     Reimburseable Fees                                         50,000,000.00            8.2550%
                                                                47,722,000.00            8.5250%
 Total Fees Due Servicer                                        14,295,000.00            8.7150%
                                                                11,437,000.00            8.9150%
                                                                11,437,000.00            9.2500%
                                                                20,015,411.00            9.2500%
Information for Clauses (a) through (s), Section 7.01-  GROUP I

 (a) Class I A and Class I B Distribution Amounts

 (b) Formula Principal Distribution Amount
   (a) Scheduled Principal Due
   (b) Partial Prepayments Received
   (c) Principal Payments in Full (Scheduled Balance)
   (d) Liquidated Contract Scheduled Balance
   (e) Section 3.05 Purchase Scheduled Balance
   (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                      1,885,649.84
 (c) Interest Distribution                                            2,693,483.92
     Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                             When
 (d) Beginning Class I A and Class I B Principal Balance                                       280,134,235.73
     Less: Principal Distribution                                     2,525,340.59           is less than
                                                                                               285,906,411.00
     Remaining Class A and Class B Principal Balance                                                     0.10
                                                                                                28,590,641.10
 (e) Fees Due Servicer                                                                       We can prepay
     Monthly Servicing Fee                                                              Rate
     Section 8.06 Reimbursement Amount                                   Class A-1     6.733%   77,753,165.32     5,234,732
     Section 6.02 Reimbursement Amount                                   Class A-2     8.045%   50,000,000.00     4,022,500
     Reimburseable Fees                                                  Class A-3     8.255%   50,000,000.00     4,127,500
                                                                         Class A-4     8.525%   47,722,000.00     4,068,301
 Total Fees Due Servicer                                                 Class A-5     8.715%   14,295,000.00     1,245,809
                                                                         Class A-6     8.915%   11,437,000.00     1,019,609
                                                                         Class B-1     9.250%   11,437,000.00     1,057,923
                                                                         Class B-2     9.250%   20,015,411.00     1,851,426

                                                                                               282,659,576.32    22,627,798   8.01%

Chase Bank, Trustee                      Determination Date:           03-Jul-00
Manufactured Housing Contracts           Remittance Date:              07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Jun-00
                                         Lock-Out Date:                   Jun-04

                                                                         Unpaid        Delinquency as                       Unpaid
                                                         No. of         Principal       of Calendar           No. of       Principal
 (f) Delinquency as of the Due Period                  Contracts         Balance         Month End           Contracts      Balance
      31-59 Days Delinquent                               256           7,679,103    31-59 Days Delinquent       161      4,857,276
      60-89 Days Delinquent                                55           1,785,396    60-89 Days Delinquent        41      1,264,768
       90+ Days Delinquent                                 13             431,076    90+ Days Delinquent          17        563,630

    3-Month Avg Thirty-Day Delinnaency Ratio  na                                     3-Month Avg Thirty-Day
                                                                                       Delinquency Ratio          na
    3-Month Avg Sixty-Day Delinqnancy Ratio   na                                     3-Month Avg Sixty-Day
                                                                                       Delinquency Ratio          na
 (g) Section 3.05 Repurchases                                                0.00

 (i) Class R Distribution Amount                                             0.00        Acquistion Loss Amount
     Reposession Profits                                                     0.00
                                                                                     Current Month Acquisition
                                                                                       Loss Amount                                0

 (j) Principal Balance of Contracts in Repossession                    183,049.04    Cumulative Acquisition
                                                                                       Loss Amount                                0

 (k) Aggregate Net Liquidation Losses                                        0.00

 (l) (x) Class B-2 Formula Distribution Amount                         154,285.46
     (y) Remaining Amount Available                                    962,119.54
                                                                    -------------
     Amount of (x) over (y)                                                  0.00

 (m) Class B-2 Liquidation Loss Amount                                       0.00

 (n) Guarantee Payment                                                       0.00

 (o) Unadvanced Shortfalls                                                   0.00
                                                          No.       $
 (p) Units repossessed                                     4            76,174.30

 (q) Principal Prepayments paid                                      2,006,342.44

 (r) Scheduled Principal Payments                                      518,998.15

 (s) Weighted Average Interest Rate                                         11.40%


Chase Bank, Trustee                          Determination Date        03-Jul-00
Manufactured Housing Contracts               Remittance Date:          07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                   For the Period End:       25-Jun-00
                                             Lock-Out Date:               Jun-04

                Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                          4,944,805.60
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                      438,713.45

(ii)  Monthly Advance made                                                                      0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                       8,502.61
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                 1,047.23
(iii) Section 5.05 Certificate Fund Income-SubServicer-CC
(v)   Principal due Holders                                                                     0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                         168,434.39
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                     5,809.99

(ii)  Due to the Servicer Pursuant to Section 6.02:
  (i)   Section 3.05 Purchases (Due Seller)                                                     0.00
  (ii)  Reimbursement for taxes from Liquidation Proceeds                                       0.00
  (iii) Monthly Servicing Fee                                                                   0.00
  (iv)  Reimburseable Liquidation Expenses                                                      0.00
  (v)   Section 6.04(c) reimbursement                                                           0.00
  (vi)  Section 8.06 reimbursement                                                              0.00
  (vii) Amounts not required to be deposited-SubServicer-21st                                   0.00

Total Due Servicer                                                                              0.00

Available Distrubution Amount-Vanderbilt                                                4,784,873.82
Available Distrubution Amount-SubServicer-21st                                            433,950.69

To Class A and B                                                                        4,410,990.43

Monthly Excess Cashflow                                                                   807,834.08

Weighted Average Remaining Term (months)                                                      231.00

    Scheduled Balance Computation

    Prior Month Balance                                                               282,659,576.32

    Current Balance                                               280,210,369.43
              Adv Principal                                            33,635.96
              Del Principal                                           109,769.66
    Pool Scheduled Balance                                                            280,134,235.73

    Principal Payments in Full                                      1,750,060.12
    Partial Prepayments                                               256,282.32

    Scheduled Principal                                               518,998.15

    Collateral Balance                                                                280,210,369.43

Chase Bank, Trustee                        Determination Date:         03-Jul-00
Manufactured Housing Contracts             Remittance Date:            07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                  For the Period Ended:       25-Jun-00
                                           Lock-Out Date:                 Jun-04

Information for Clauses (v) through (ap), Section 7.01 -  GROUP II
                                                                      Class II A-1     Class II B-1    Class II B-2    Class II B-3
  (v) Class II A and Class II B Distribution Amounts                   2,112,805.21       26,723.54       26,000.32        24,794.92

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                         78,014.43
      (b) Partial Prepayments Received                                   144,529.55
      (c) Principal Payments in Full (Scheduled Balance)                 560,804.37
      (d) Liquidated Contract Scheduled Balance                                0.00
      (e) Section 3.05 Purchase Scheduled Balance                              0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)               0.00
      (g) Accelerated Principal Payment                                1,061,354.28
                                                                      -------------    ------------    ------------    -------------
 Total Principal Distribution                                          1,844,702.63            0.00            0.00             0.00

  (x) Interest Distribution                                              268,102.58       26,723.54       26,000.32        24,794.92
      Unpaid Interest Shortfall                                                0.00            0.00            0.00             0.00
                                                                      -------------    ------------    ------------    -------------
 Total Interest Distribution                                             268,102.58       26,723.54       26,000.32        24,794.92

  (y) Beginning Class I A and Class I B Principal Balance             46,745,092.45    4,471,000.00    3,577,000.00     3,279,570.00
      Less: Principal Distribution                                     1,844,702.63            0.00            0.00             0.00
                                                                      -------------    ------------    ------------    -------------
      Remaining Class A and Class B Principal Balance                 44,900,389.82    4,471,000.00    3,577,000.00     3,279,570.00

  (z) Fees Due Servicer                                                                                                  Original
      Monthly Servicing Fee                                                    0.00       (ac)         Pool Factor        Balance
      Section 8.06 Reimbursement Amount                                        0.00    Class II A-1      0.92988423    48,286,000.00
      Section 6.02 Reimbursement Amount                                        0.00    Class II B-1      1.00000000     4,471,000.00
      Reimburseable Fees                                                       0.00    Class II B-2      1.00000000     3,577,000.00
                                                                      -------------    Class II B-3      1.00000000     3,279,570.00
      Total Fees Due Servicer                                                  0.00



Information for Clauses (v) through (ap), Section 7.01 -  GROUP II

  (v) Class II A and Class II B Distribution Amounts

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

  (x) Interest Distribution                                               345,621.36
      Unpaid Interest Shortfall

 Total Interest Distribution                                                          When
                                                                                        56,227,959.82
  (y) Beginning Class I A and Class I B Principal Balance                             is less than
      Less: Principal Distribution                                      1,844,702.63    59,613,570.00
                                                                                             X
      Remaining Class A and Class B Principal Balance                                            0.10
                                                                                         5,961,357.00
  (z) Fees Due Servicer                                                               We can prepaid
      Monthly Servicing Fee                                        Rate      Libor           Spread
      Section 8.06 Reimbursement Amount                          6.8825%      6.6225%            0.26%  46,745,092   3,217,231
      Section 6.02 Reimbursement Amount                          7.1725%                         0.55%   4,471,000     320,682
      Reimburseable Fees                                         8.7225%                         2.10%   3,577,000     312,004
                                                                 9.0725%                         2.45%   3,279,570     297,539
      Total Fees Due Servicer                                                                           ----------------------
                                                                                                        58,072,662   4,147,456 7.14%


Chase Bank, Trustee                      Determination Date:           03-Jul-00
Manufactured Housing Contracts           Remittance Date:              07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Jun-00
                                         Lock-Out Date:                   Jun-04

                                                                                Unpaid       Delinquency as                 Unpaid
                                                           No. of              Principal      of Calendar         No. of   Principal
 (aa) Delinquency as of the Due Period                   Contracts              Balance        Month End         Contracts  Balance
          31-59 Days Delinquent                            14                   677,766    31-59 Days Delinquent      4     177,933
          60-89 Days Delinquent                             2                    76,511    60-89 Days Delinquent      2      83,217
           90+ Days Delinquent                              0                         0    90+ Days Delinquent        0           0

      3-Month Avg Thirty-Day Delinquency Ratio     na                                      3-Month Avg Thirty-Day
                                                                                             Delinquency Ratio              na
      3-Month Avg Sixty-Day Delinquency Ratio      na                                      3-Month Avg Sixty-Day
                                                                                             Delinquency Ratio              na

 (ab) Section 3.05 Repurchases                                                      0.00

 (ad) Class R Distribution Amount                                                   0.00
      Reposession Profits                                                           0.00

 (ae) Principal Balance of Contracts in Repossession                                0.00

 (af) Aggregate Net Liquidation Losses                                              0.00

 (ag) (x) Class B-3 Formula Distribution Amount                                24,794.92
      (y) Remaining Amount Available                                          253,520.20
                                                                             -----------
      Amount of (x) over (y)                                                        0.00

 (ah) Class B-2 Liquidation Loss Amount                                             0.00

 (ai) Guarantee Payment                                                             0.00

 (aj) Unadvanced Shortfalls                                                         0.00
                                                                     No.     $
 (ak) Units repossessed                                               0             0.00

 (al) Principal Prepayments paid                                              705,333.92

 (am) Scheduled Principal Payments                                             78,014.43

 (an) Weighted Average Interest Rate                                               10.00%



Chase Bank, Trustee                         Determination Date:       03-Jul-00
Manufactured Housing Contracts              Remittance Date:          07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                   For the Period Ended:     25-Jun-00
                                            Lock-Out Date:               Jun-04

                  Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                              1,399,118.39
(ii)  Monthly Advance made                                                                          0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                           2,739.74
(v)   Principal due Holders                                                                         0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                              19,368.22
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                        0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                          0.00
   (iii) Monthly Servicing Fee                                                                      0.00
   (iv)  Reimburseable Liquidation Expenses                                                         0.00
   (v)   Section 6.04 (c) reimbursement                                                             0.00
   (vi)  Section 8.06 reimbursement                                                                 0.00
   (vii) Amounts not required to be deposited-SubServicer                                           0.00

Total Due Servicer                                                                                  0.00

Available Distrubution Amount                                                               1,382,489.91
To Class A and B - Scheduled Principal and Interest                                         1,128,969.71

Monthly Excess Cashflow Class II                                                              253,520.20
Monthly Excess Cashflow Class I                                                               807,834.08

Accelerated Principal Payment                                                               1,061,354.28

Weighted Average Remaining Term (months)                                                          258.00

     Scheduled Balance Computation

     Prior Month Balance                                                                   58,942,823.69

     Current Balance                                                     58,165,666.22
                        Adv Principal                                         3,315.82
                        Del Principal                                         9,506.70
     Pool Scheduled Balance                                                                58,159,475.34

     Principal Payments in Full                                             560,804.37
     Partial Prepayments                                                    144,529.55

     Scheduled Principal                                                     78,014.43

     Collateral Balance                                                                    58,165,666.22

     Overcollateralization Amount                                                              1,931,516
     Required Overcollateralization Amount                                                     2,086,475

Chase Bank, Trustee                         Determination Date:      02-Jun-00
Manufactured Housing Contracts              Remittance Date:         07-Jun-00
Senior/Subordinated Pass-Through            For the Period Ended:    25-May-00
Certificates Series 2000 B                  Lock-Out Date:              Jun-04

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                     Class I A-1     Class I A-2     Class I A-3       Class I A-4
 (a)  Class I A and Class I B Distribution Amounts                  3,352,753.43      335,208.33      343,958.33        339,025.04

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                     510,905.05
      (b) Partial Prepayments Received                                360,254.53
      (c) Principal Payments in Full (Scheduled Balance)            2,375,675.10
      (d) Liquidated Contract Scheduled Balance                             0.00
      (e) Section 3.05 Purchase Scheduled Balance                           0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)            0.00
                                                                   -------------   -------------   -------------     -------------
 Total Principal Distribution                                       3,246,834.68            0.00            0.00              0.00

 (c)  Interest Distribution                                           105,918.75      335,208.33      343,958.33        339,025.04
      Unpaid Interest Shortfall                                             0.00            0.00            0.00              0.00
                                                                   -------------   -------------   -------------     -------------
 Total Interest Distribution                                          105,918.75      335,208.33      343,958.33        339,025.04

 (d)  Beginning Class I A and Class I B Principal Balance          81,000,000.00   50,000,000.00   50,000,000.00     47,722,000.00
      Less: Principal Distribution                                  3,246,834.68            0.00            0.00              0.00
                                                                   -------------   -------------   -------------     -------------
      Remaining Class A and Class B Principal Balance              77,753,165.32   50,000,000.00   50,000,000.00     47,722,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                 0.00           (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                     0.00       Class I A-1      0.95991562
      Section 6.02 Reimbursement Amount                                     0.00       Class I A-2      1.00000000
      Reimburseable Fees                                                    0.00       Class I A-3      1.00000000
                                                                   -------------       Class I A-4      1.00000000
 Total Fees Due Servicer                                                    0.00       Class I A-5      1.00000000
                                                                                       Class I M-1      1.00000000
                                                                                       Class I B-1      1.00000000
                                                                                       Class I B-2      1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                         Class I A-5     Class I M-1    Class I B-1     Class I B-2
 (a)  Class I A and Class I B Distribution Amounts                        103,817.44       84,967.38       88,160.21     154,285.46

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                       -------------   -------------   -------------  -------------
 Total Principal Distribution                                                   0.00            0.00            0.00           0.00

 (c)  Interest Distribution                                               103,817.44       84,967.38       88,160.21     154,285.46
      Unpaid Interest Shortfall                                                 0.00            0.00            0.00           0.00
                                                                       -------------   -------------   -------------  -------------
 Total Interest Distribution                                              103,817.44       84,967.38       88,160.21     154,285.46

 (d)  Beginning Class I A and Class I B Principal Balance              14,295,000.00   11,437,000.00   11,437,000.00  20,015,411.00
      Less: Principal Distribution                                              0.00            0.00            0.00           0.00
                                                                       -------------   -------------   -------------  -------------
      Remaining Class A and Class B Principal Balance                  14,295,000.00   11,437,000.00   11,437,000.00  20,015,411.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                        Original Balance          Rate
      Section 8.06 Reimbursement Amount                              81,000,000.00          6.7250%         6.6150%       Libor
      Section 6.02 Reimbursement Amount                              50,000,000.00          8.0450%           0.11%       Spread
      Reimburseable Fees                                             50,000,000.00          8.2550%
                                                                     47,722,000.00          8.5250%
 Total Fees Due Servicer                                             14,295,000.00          8.7150%
                                                                     11,437,000.00          8.9150%
                                                                     11,437,000.00          9.2500%
                                                                     20,015,411.00          9.2500%
Information for Clauses (a) through (s), Section 7.01 - GROUP I

 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                      1,555,340.94
 (c)  Interest Distribution                                           2,165,879.30
      Unpaid Interest Shortfall
 Total Interest Distribution
                                                                                              When
 (d)  Beginning Class I A and Class I B Principal Balance                                      282,659,576.32
      Less: Principal Distribution                                    3,246,834.68           is less than
                                                                                               285,906,411.00
      Remaining Class A and Class B Principal Balance                                                    0.10
                                                                                                28,590,641.10
 (e)  Fees Due Servicer                                                                        We can prepay
      Monthly Servicing Fee                                                          Rate
      Section 8.06 Reimbursement Amount                                   Class A-1    6.725%   81,000,000.00   5,447,250
      Section 6.02 Reimbursement Amount                                   Class A-2    8.045%   50,000,000.00   4,022,500
      Reimburseable Fees                                                  Class A-3    8.255%   50,000,000.00   4,127,500
                                                                          Class A-4    8.525%   47,722,000.00   4,068,301
 Total Fees Due Servicer                                                  Class A-5    8.715%   14,295,000.00   1,245,809
                                                                          Class A-6    8.915%   11,437,000.00   1,019,609
                                                                          Class B-1    9.250%   11,437,000.00   1,057,923
                                                                          Class B-2    9.250%   20,015,411.00   1,851,426

                                                                                               285,906,411.00  22,840,316    7.99%

Chase Bank, Trustee                          Determination Date:       02-Jun-00
Manufactured Housing Contracts               Remittance Date:          07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-May-00
                                             Lock-Out Date:               Jun-04

                                                                       Unpaid          Delinquency as                      Unpaid
                                                       No. of         Principal          of Calendar           No. of     Principal
 (f)  Delinquency as of the 25th                      Contracts        Balance            Month End           Contracts    Balance

        31-59 Days Delinquent                            232           7,307,273     31-59 Days Delinquent       225      6,974,290
        60-89 Days Delinquent                            42            1,336,493     60-89 Days Delinquent        45      1,424,220
         90+ Days Delinquent                              0                    0     90+ Days Delinquent           0              0

      3-Month Avg Thirty-Day Delinquency Ratio          na                           3-Month Avg Thirty-Day
      3-Month Avg Sixty-Day Delinquency Ratio           na                             Delinquency Ratio          na
                                                                                     3-Month Avg Sixty-Day
 (g)  Section 3.05 Repurchases                                              0.00       Delinquency Ratio          na

 (i)  Class R Distribution Amount                                           0.00
      Reposession Profits                                                   0.00

 (j)  Principal Balance of Contracts in Repossession                  208,313.82

 (k)  Aggregate Net Liquidation Losses                                      0.00

 (l)  (x) Class B-2 Formula Distribution Amount                       154,285.46
      (y) Remaining Amount Available                                  764,823.82
                                                                    ------------
      Amount of (x) over (y)                                                0.00

 (m)  Class B-2 Liquidation Loss Amount                                     0.00

 (n)  Guarantee Payment                                                     0.00

 (o)  Unadvanced Shortfalls                                                 0.00

                                                             No.   $

 (p)  Units repossessed                                       0             0.00

 (q)  Principal Prepayments paid                                    2,735,929.63

 (r)  Scheduled Principal Payments                                    510,905.05

 (s)  Weighted Average Interest Rate                                       11.40%

Chase Bank, Trustee                          Determination Date:       02-Jun-00
Manufactured Housing Contracts               Remittance Date:          07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-May-00
                                             Lock-Out Date:               Jun-04

                     Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt      5,152,676.31
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st  483,740.30
      Certificate Account Balance at Monthly Cutoff-SubServicer-CC
(ii)  Monthly Advance made                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                       0.00
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                 0.00
(iii) Section 5.05 Certificate Fund Income-SubServicer-CC
(v)   Principal due Holders                                                 0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                       204,203.04
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                  19,499.59
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-CC

(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                  0.00
   (iii) Monthly Servicing Fee                                              0.00
   (iv)  Reimburseable Liquidation Expenses                                 0.00
   (v)   Section 6.04(c) reimbursement                                      0.00
   (vi)  Section 8.06 reimbursement                                         0.00
   (vii) Amounts not required to be deposited-SubServicer-21st              0.00

Total Due Servicer                                                          0.00

Available Distrubution Amount-Vanderbilt                            4,948,473.27
Available Distrubution Amount-SubServicer-21st                        464,240.71
Available Distrubution Amount-SubServicer-CC                                0.00
To Class A and B                                                    4,802,175.62

Monthly Excess Cashflow                                               610,538.36

Weighted Average Remaining Term (months)                                  232.00

      Scheduled Balance Computation

      Prior Month Balance                                         285,906,411.00

      Current Balance                            282,706,406.72
         Adv Principal                                41,983.02
         Del Principal                                88,813.42
      Pool Scheduled Balance                                      282,659,576.32

      Principal Payments in Full                   2,375,675.10
      Partial Prepayments                            360,254.53

      Scheduled Principal                            510,905.05

      Collateral Balance                                          282,706,406.72

Chase Bank, Trustee                       Determination Date:          02-Jun-00
Manufactured Housing Contracts            Remittance Date:             07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                 For the Period Ended:        25-May-00
                                          Lock-Out Date:                  Jun-04

Information for Clauses (v) through (ap), Section 7.01 -     GROUP II
                                                                       Class II A-1    Class II B-1   Class II B-2  Class II B-3
 (v)  Class II A and Class II B Distribution Amounts                    1,605,456.54       6,228.97      6,061.52        5,780.70

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                          70,517.10
      (b) Partial Prepayments Received                                     44,456.90
      (c) Principal Payments in Full (Scheduled Balance)                  555,772.31
      (d) Liquidated Contract Scheduled Balance                                 0.00
      (e) Section 3.05 Purchase Scheduled Balance                               0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)                0.00
      (g) Accelerated Principal Payment                                   870,161.24
                                                                       -------------   ------------   ------------   ------------
 Total Principal Distribution                                           1,540,907.55           0.00           0.00           0.00

 (x)  Interest Distribution                                                64,548.99       6,228.97       6,061.52       5,780.70
      Unpaid Interest Shortfall                                                 0.00           0.00           0.00           0.00
                                                                       -------------   ------------   ------------   ------------
Total Interest Distribution                                                64,548.99       6,228.97       6,061.52       5,780.70

 (y)  Beginning Class I A and Class I B Principal Balance              48,286,000.00   4,471,000.00   3,577,000.00   3,279,570.00
      Less: Principal Distribution                                      1,540,907.55           0.00           0.00           0.00
                                                                       -------------   ------------   ------------   ------------
      Remaining Class A and Class B Principal Balance                  46,745,092.45   4,471,000.00   3,577,000.00   3,279,570.00

 (z)  Fees Due Servicer
      Monthly Servicing Fee                                                     0.00       (ac)       Pool Factor Original Balance
      Section 8.06 Reimbursement Amount                                         0.00   Class II A-1    0.96808790   48,286,000.00
      Section 6.02 Reimbursement Amount                                         0.00   Class II B-1    1.00000000    4,471,000.00
      Reimburseable Fees                                                        0.00   Class II B-2    1.00000000    3,577,000.00
                                                                                       Class II B-3    1.00000000    3,279,570.00
                                                                        ------------
Total Fees Due Servicer                                                        0.00

Information for Clauses (v) through (ap), Section 7.01 -     GROUP II

 (v)  Class II A and Class II B Distribution Amounts

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment
 Total Principal Distribution

 (x)  Interest Distribution                                              82,620.18
      Unpaid Interest Shortfall
 Total Interest Distribution                                                       When
                                                                                      58,072,662.45
 (y)  Beginning Class I A and Class I B Principal Balance                          is less than
      Less: Principal Distribution                                    1,540,907.55    59,613,570.00
                                                                                          X
      Remaining Class A and Class B Principal Balance                                          0.10
                                                                                       5,961,357.00
 (z)  Fees Due Servicer                                                            We can prepaid
      Monthly Servicing Fee                                     Rate       Libor             Spread
      Section 8.06 Reimbursement Amount                        6.8750%     6.6150%            0.26%  48,286,000   3,319,663
      Section 6.02 Reimbursement Amount                        7.1650%                        0.55%   4,471,000     320,347
      Reimburseable Fees                                       8.7150%                        2.10%   3,577,000     311,736
                                                               9.0650%                        2.45%   3,279,570     297,293
                                                                                                    ------------------------
 Total Fees Due Servicer                                                                             59,613,570   4,249,038  7.13%

Chase Bank, Trustee                          Determination Date:       02-Jun-00
Manufactured Housing Contracts               Remittance Date:          07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-May-00
                                             Lock-Out Date:               Jun-04

                                                                        Unpaid         Delinquency as                      Unpaid
                                                             No. of    Principal         of Calendar           No. of     Principal
(aa)  Delinquency as of the 25th                            Contracts   Balance           Month End           Contracts    Balance
        31-59 Days Delinquent                                   9          460,792   31-59 Days Delinquent         7        328,309
        60-89 Days Delinquent                                   0                0   60-89 Days Delinquent         0              0
         90+ Days Delinquent                                    0                0   90+ Days Delinquent           0              0

      3-Month Avg Thirty-Day Delinquency Ratio       na                              3-Month Avg Thirty-Day                  na
      3-Month Avg Sixty-Day Delinquency Ratio        na                                Delinquency Ratio                     na
                                                                                      3-Month Avg Sixty-Day
(ab)  Section 3.05 Repurchases                                                0.00       Delinquency Ratio

(ad)  Class R Distribution Amount                                             0.00
      Reposession Profits                                                     0.00

(ae)  Principal Balance of Contracts in Repossession                          0.00

(af)  Aggregate Net Liquidation Losses                                        0.00

(ag)  (x) Class B-3 Formula Distribution Amount                           5,780.70
      (y) Remaining Amount Available                                    259,622.88
                                                                      ------------

      Amount of (x) over (y)                                                  0.00

(ah)  Class B-2 Liquidation Loss Amount                                       0.00

(ai)  Guarantee Payment                                                       0.00

(aj)  Unadvanced Shortfalls                                                   0.00
                                                                No.     $
(ak)  Units repossessed                                          0            0.00

(al)  Principal Prepayments paid                                        600,229.21

(am)  Scheduled Principal Payments                                       70,517.10

(an)  Weighted Average Interest Rate                                         10.00%

Chase Bank, Trustee                          Determination Date:       02-Jun-00
Manufactured Housing Contracts               Remittance Date:          07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                    For the Period Ended:     25-May-00
                                             Lock-Out Date:               Jun-04

                     Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                         1,038,935.72
(ii)  Monthly Advance made                                                                     0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                          0.00
(v)   Principal due Holders                                                                    0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                         25,946.35
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                   0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                     0.00
   (iii) Monthly Servicing Fee                                                                 0.00
   (iv)  Reimburseable Liquidation Expenses                                                    0.00
   (v)   Section 6.04(c) reimbursement                                                         0.00
   (vi)  Section 8.06 reimbursement                                                            0.00
   (vii) Amounts not required to be deposited-SubServicer                                      0.00

Total Due Servicer                                                                             0.00

Available Distrubution Amount                                                          1,012,989.37
To Class A and B - Scheduled Principal and Interest                                      753,366.49

Monthly Excess Cashflow Class II                                                         259,622.88
Monthly Excess Cashflow Class I                                                          610,538.36

Accelerated Principal Payment                                                            870,161.24

Weighted Average Remaining Term (months)                                                     260.00

      Scheduled Balance Computation

      Prior Month Balance                                                             59,613,570.00

      Current Balance                                             58,945,646.12
                  Adv Principal                                        3,494.14
                  Del Principal                                        6,316.57
      Pool Scheduled Balance                                                          58,942,823.69

      Principal Payments in Full                                     555,772.31
      Partial Prepayments                                             44,456.90

      Scheduled Principal                                             70,517.10

      Collateral Balance                                                              58,945,646.12

      Overcollateralization Amount                                                          870,161
      Required Overcollateralization Amount                                               2,086,475